Exhibit 10.41 Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Applied Technologies Center 315 Sigma Drive Summerville, SC 29486 www.ati.org

September 10, 2020
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
Attention:    [***]
Subject:        Modification No. 02 to Project Agreement No. 01; MCDC2011001
Reference:    MCDC Base Agreement No. 2020530
Dear [***]:
THIS MODIFICATION NO. 02 TO UNDEFINITIZED PROJECT AGREEMENT (UPA) NO. 01 (“Modification”) is made effective as of the later date of signature below (the “Modification Effective Date”) by and between Novavax, Inc. (“Project Agreement Holder”) and Advanced Technology International (“MCDC CMF”).
WHEREAS, Project Agreement Holder and MCDC CMF are parties to that certain Undefinitized Project Agreement No. 01 (“UPA”) under MCDC Base Agreement No: 2020-530 (“Base Agreement”); and
WHEREAS, Project Agreement Holder and MCDC CMF desire to modify and clarify certain provisions of the UPA.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties hereto agree that the UPA is amended by this Modification as follows:
DESCRIPTION OF MODIFICATION
1)    The Project Title section of the Project Agreement is amended to reflect the correct project identifier as indicated in bold below:
PROJECT TITLE: MCDC2011-001; Rapid Advanced Development to Large Scale Manufacturing of NVX-CoV-2373
2)    The Attachments clause of the Project Agreement is hereby amended to read as indicated in bold below:
12. ATTACHMENTS
Attachments listed herein are hereby incorporated by reference into this Undefinitized Project Agreement.
A. Statement of Work, “Adjuvanted Recombinant COVID-19 Vaccine Development”
B. Report Requirements
C. FAR Clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment (AUG 2020)
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3)     The Health Resource Priority and Allocations Systems (HRPAS) clause of the Project Agreement is hereby incorporated as indicated below:
18. Health Resource Priority and Allocations Systems (HRPAS)

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In order to ensure the success of the Project Agreement Holder’s efforts, a priority rating is incorporated into the project agreement for the procurement of raw materials, consumables, repair parts, and major end item assemblies by the Project Agreement Holder under Title I of the HRPAS.
Priority Rating: Defense Production Act (DPA) Title I - “DO-HR”
Each rated order executed by the Project Agreement Holder must include the following:
(a) The priority rating: DPA Title I - “DO-HR”;
(b) A required delivery date or dates. The words “immediately” or “as soon as possible” do not constitute a delivery date;
(c) The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of an individual authorized to sign rated orders for the person placing the order; and
(d) A statement that reads in substance:
(1) This is a rated order certified for national defense use, and you are required to follow all the provisions of the Health Resources Priorities and Allocations System regulation at 45 CFR part 101.

(2) If the rated order is placed in support of emergency preparedness requirements and expedited action is necessary and appropriate to meet these requirements, the following sentences should be added following the statement set forth in paragraph (d)(1) of this section:
i. This rated order is placed for the purpose of emergency preparedness. It must be accepted or rejected within two (2) days after receipt of the order if:
A. The order is issued in response to a hazard that has occurred; or
B. If the order is issued to prepare for an imminent hazard, as specified in HRPAS § 101.33(e).
Except as provided herein, all Terms and Conditions of the referenced MCDC Base Agreement, Project Agreement, and preceding modifications remain unchanged and in full force and effect.
The Project Agreement Holder is required to sign this document and return to Advanced Technology International to finalize this action.

Novavax, Inc.		Advanced Technology International
By:	/s/ John Herrmann III	By:	[***]
Name:	John Herrmann III	Name:	[***]
Title:	EVP, CLO	Title:	Contracts Administrator
Date:	09/11/2020	Date:	11 Sep 2020 4:28 PM

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Attachment C
FAR Clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment (AUG 2020)
This page is intentionally left blank. Please see separate Attachment C.
[Pursuant to Regulation S-K, Item 601(a)(5), this attachment setting forth FAR Clause 52.204-25 has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]